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                                                                   Exhibit 10.25



                                 PAETEC CORP.
                              290 Woodcliff Drive
                            Fairport, New York 14450


                                              September 30, 1998


To:  The Investors in the
PaeTec $10,000,000 Offering

          I am pleased to tell you that our $10,000,000 private offering has been successfully completed and in fact was over-subscribed. Your subscription has been accepted on behalf of the Company and certificates representing your shares will be forwarded to you shortly. All of us at PaeTec appreciate your confidence.

          Certain investors have inquired about registration rights and after considering the matter, we have decided to give each of the investors in this offering "Piggy-back Registration Rights" equivalent to those currently enjoyed by the officers and other existing shareholders of the Company. A statement of the rights that are being granted to you is attached. Essentially, if the Company decides to register an offering for the sale of its stock with the Securities and Exchange Commission, it will offer you and the other shareholders holding these rights a chance to participate in the registration so that you would be able to sell some or all of your shares in the public offering.

          This right is subject to certain limitations as described in the attached statement. In particular, if an IPO or other underwritten offering is involved, the managing underwriter has the ability to exclude some or all of the shareholders' stock on a pro rata basis if it determines that market factors require a limitation on the number of shares to be sold. This limitation is necessary to protect the Company's ability to raise needed capital in the equity markets, and it would apply to corporate officers and current shareholders as well.

                              Very truly yours,

                              PAETEC CORP.


                              By:  /s/ Arunas A. Chesonis
                                   Arunas A. Chesonis
                                   Chairman and Chief Executive Officer
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                                  STATEMENT OF
                              REGISTRATION RIGHTS


          PaeTec Corp. (the "Company") hereby grants the following "piggy-back" registration rights to each purchaser of its Class A common shares pursuant to its private offering of 4,000,000 shares as set forth in its Confidential Private Offering Memorandum dated September 15, 1998. Hereafter, each such purchaser is referred to as "Purchaser" and each Purchaser's Class A shares are referred to as the "Shares":

          (1) If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders (other than a registration of securities relating solely to employee benefit plans or to effect a merger or other reorganization), the Company will promptly give to Purchaser written notice thereof and, upon the written request of Purchaser, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Shares specified in the written request made within 10 days after receipt of such written notice from the Company.

          (2) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Purchaser as a part of the written notice given to Purchaser. In such event, the right of any Purchaser to registration shall be conditioned upon Purchaser's participation in such underwriting, and the inclusion of Purchaser's Shares in the underwriting shall be limited to the extent provided herein. Purchaser (together with the Company and the other holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Statement of Registration Rights, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of Purchaser's Shares or securities of other holders of similar registration rights from such registration. The Company shall so advise Purchaser and other stockholders distributing their securities through such underwriting, and the number of shares or securities of other holders of similar registration rights that may be included in the registration and underwriting, as determined by the managing underwriter, shall be allocated on a pro rata basis. If Purchaser disapproves of the terms of any such underwriting, Purchaser may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall continue to be subject to the registration rights set forth herein.
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          (3) The Company shall have the right to terminate or withdraw any registration initiated by it prior to the effectiveness of such registration whether or not Purchaser has elected to include securities in such registration.

          (4) All expenses associated with the registration (including, without limitation, registration, qualification and filing fees, printing expenses, blue sky fees, and fees and disbursements of counsel and accountants for the Company) shall be borne by the Company. Underwriters' discounts and related charges, shall be borne by Purchaser pro rata in proportion to the number of securities being registered.

          (5) In the case of each registration under this Section, the Company will:

          (i) prepare and file a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 45 days or until the distribution described in the registration statement has been completed, whichever first occurs;

          (ii) furnish to Purchaser such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Purchaser may reasonably request in order to facilitate the public offering of the Purchaser's Shares; and

          (iii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so and except as may be required by the Securities Act.

          (6) The Company will indemnify Purchaser and each person, if any, who controls Purchaser within the meaning of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Purchaser for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information relating to Purchaser furnished to the Company by an instrument duly executed by Purchaser.

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          (7) Purchaser will, if Shares held by Purchaser are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Purchasers, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information relating to Purchaser furnished to the Company by an instrument duly executed by Purchaser and stated to be specifically for use therein, provided that in no event shall any indemnity under this paragraph 7 exceed the net proceeds from the offering received by Purchaser.

          (8) If for any reason the indemnity set forth in paragraphs (6) or (7) above is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the foregoing, Purchaser shall not be required to contribute any amount in excess of the amount it would have been required to pay to an indemnified party if the indemnity under paragraph 7 hereof was available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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          (9) Purchaser shall furnish to the Company such information regarding
Purchaser, the Shares held by Purchaser, and the distribution proposed by Purchaser as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

          (10) The registration rights hereby granted to Purchaser shall expire at such time (if ever) as Purchaser is free to sell its Shares under Rule 144 promulgated under the Securities Act (or any successor thereto) without limitation as to volume or manner of sale restrictions. The foregoing notwithstanding, Purchaser's registration rights under this Statement shall expire after the Company has offered Purchaser the cumulative opportunity to register all of the Shares in two registered offerings, irrespective of whether Purchaser elects to participate in these registrations.

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